Building a Leading ENT / Allergy  Specialty Company Co r p o r a t e  P r e s e n t a t i o n Ma r c h   1 4 ,   2 0 2 2

2 Forward‐Looking Statements This presentation and our accompanying remarks contain “forward‐looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements  that are not historical facts are hereby identified as forward‐looking statements for this purpose and include, among others, statements relating to: our growth strategy; potential for  continued XHANCE prescription and net revenue growth and factors supporting such growth; prescription, refill and market share trends; potential effects of INS market seasonality  on XHANCE prescriptions; potential early year effects on price and volume related to patient insurance; projected Company GAAP operating expenses and stock‐based compensation  for 2022; projected XHANCE net revenues for first quarter and full year 2022; projected XHANCE average net revenue per prescription for first quarter and full year 2022; the potential  benefits of XHANCE for the treatment of chronic sinusitis; the expectation of having top‐line results from ReOpen2 in the second quarter of 2022; the Company's plans to seek  approval for a follow‐on indication for XHANCE for the treatment of chronic sinusitis, the potential for XHANCE to be the first FDA‐approved drug treatment for chronic sinusitis and  the potential market expansion opportunities and other benefits of obtaining such indication; the Company's plan to secure a partnership to promote XHANCE in primary care and the  prospects for, and potential benefits of, such potential partnership; and other statements regarding the Company’s future operations, financial performance, prospects, intentions,  objectives and other future events. Forward‐looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could  cause actual results and events to differ materially and adversely from those indicated by such forward‐looking statements including, among others: impact of, and the uncertainties  caused by, the COVID‐19 pandemic; physician and patient acceptance of XHANCE for its current and any potential future indication; the Company’s ability to maintain adequate third  party reimbursement for XHANCE (market access); the Company’s ability to grow XHANCE prescriptions and net revenues; the prevalence of chronic sinusitis and market  opportunities for XHANCE may be smaller than expected; unexpected costs and expenses; potential for varying interpretation of the top‐line results from ReOpen1 and the potential  for the full data set, when available, to contain results that conflict with or are inconsistent with the top‐line results; risks and uncertainties relating to the completion and results of  ReOpen2; uncertainties related to the clinical development program and regulatory approval of XHANCE for the treatment of chronic sinusitis; the Company’s ability to comply with  the covenants and other terms of the Pharmakon note purchase agreement; risks and uncertainties relating to intellectual property; and the risks, uncertainties and other factors  discussed in the “Risk Factors” section and elsewhere in our most recent Form 10‐K and Form 10‐Q filings with the Securities and Exchange Commission – which are available at  http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward‐looking statements. Any forward‐looking statements made in this presentation speak  only as of the date of this presentation, and we undertake no obligation to update such forward‐looking statements, whether as a result of new information, future developments or  otherwise.

3 Our Growth Strategy  Continue to commercialize XHANCE in the ENT and allergy specialty  segments in the U.S.  Continue clinical development of XHANCE for the treatment of  chronic sinusitis and expansion into the primary care segment to  broaden our market opportunity  Seek additional development candidates or approved therapies  focused on the ENT and allergy specialty segments  Explore business development activities for the EDS outside of the  ENT and allergy segments   Remain opportunistic in pursuit of select international  opportunities to expand XHANCE into international markets

4 Our Pipeline

Commercializing  XHANCE® (fluticasone propionate)   as a Treatment for Nasal Polyps

6 We Delivered Annual XHANCE Net Revenue Increases of More Than 50% in 2020 and  2021 With Our Commercial Model $30.4 $48.4 $73.7 2019 2020 2021 ($M ) XHANCE Net Revenues +52% +59%  We have a sales force of approximately 100  territory managers who target over 10,000  ENT and allergy specialists and "specialty‐like"  primary care physicians   In addition, we target physicians through  digital and non‐personal promotion to create a  total target audience of approximately 18,000  physicians  Eligible commercially insured patients may  obtain XHANCE for as little as $0 out‐of‐pocket  through the XHANCE co‐pay assistance  program  Approximately 80% of commercially insured  lives are currently in a plan that covers  XHANCE

7 153.7  261.4  335.6  2019 2020 2021 We Delivered Strong New and Total Prescription Growth in 2020 and 2021 During a  Challenging Period for the INS Market  +28% +70% 67.4 88.6 112.7 2019 2020 2021 XHANCE NRx (in thousands) +27% +31% XHANCE TRx (in thousands) NRx for Intranasal Steroids Market decreased 13% from 2019 to 2020 and increased 4% from 2020 to 2021  TRx for Intranasal Steroids Market decreased 7% from 2019 to 2020 and increased 0% from 2020 to 2021 Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network. The Market on this slide is defined as the sum of all intranasal steroid prescriptions based on monthly prescription data from third parties

8 XHANCE Market Share & Prescribers by Prescribing Frequency The Market on this slide is defined as the sum of all intranasal steroid prescriptions written by physicians in the XHANCE target physician audience of approximately 18,000 physicians.  Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network. 3.4% 5.1% 6.3% Q4 '19 Q4 '20 Q4 '21 XHANCE Share of INS TRx Within Target Physician Audience  3,432  3,729  4,059  1,599  1,704  1,884  828  1,275  1,589  Q4 '19 Q4 '20 Q4 '21 <5 TRx per Qtr 5 to 15 TRx per Qtr >15 TRx per Qtr XHANCE Prescribers 7,532 6,708 XHANCE market share increased from 3.4% to 6.3% From Q4 2019 to Q4 2021 and HCPs who had more than 15 XHANCE prescriptions increased by 92% (828 to 1,589) from Q4 2019 to Q4 2021 5,859

Potential Value of a  Chronic Sinusitis Indication

What is Chronic Sinusitis (CS)

CS is an inflammatory disease of the paranasal sinuses that is defined by the presence of at least two out of four cardinal symptoms (i.e., facial pain/pressure, hyposmia/anosmia, nasal drainage, and nasal obstruction) for at least 12 consecutive weeks, in addition to objective evidence

Prevalence

- Up to **30 Million** US Adults suffer from symptoms of CS and there are no FDA-approved drug treatments
- Approximately **10 Million** patients are treated by a physician annually

High Burden

- Disease persists for many years
- Significant harm to quality of life, comparable in magnitude to CHF or COPD

Sources: Sedaghat AR. Chronic Rhinosinusitis. Am Fam Physician. 2017 Oct 15;96(8):500-506. PMID: 29094889. Palmer J et al . A cross-sectional population-based survey of the prevalence, disease burden, and characteristics of the US adult population with symptoms of chronic rhinosinusitis (CRS). Poster session presented at: 62nd Annual Meeting of the American Rhinologic Society; September 16-17, 2016; San Diego, CA. Optinose Market Research. Data on file.

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11 Successful Development of XHANCE as the First FDA‐approved Drug Treatment for  Chronic Sinusitis Creates Multiple New Opportunities for Growth Up to approximately  1 Million patients  with nasal polyps  (NP) are treated by  specialty physicians  who are the current  focus of our sales  deployment 1  Million Up to approximately  10 Million patients  with NP or CS are  treated by a  physician annually 10  Million Up to approximately  3 Million patients  with either NP or CS  are treated by  specialty physicians  who are the current  focus of our sales  deployment 3  million Today With a CS Indication For a Partner, there are 6 to 7 million NP+CS patients currently treated by a Primary Care Physician  and 20 million lapsed patients that could be activated

12 Successful Development of XHANCE as a Treatment for Chronic Sinusitis Would Increase Opportunity  and Address Certain Barriers to Broader Prescribing that Exist Today Insurance  Today, ~80% of commercial lives are in plans that cover  XHANCE, but ~half require physicians to attest that they  are prescribing for the approved indication  This is important because chronic sinusitis (CS) is  diagnosed much more frequently than nasal polyps (NP)  ~10 million patients diagnosed with CS/NP are actively  treated by physicians compared to ~1 million with NP

Our Chronic Sinusitis  Development Program

14 EDS Placebo 372 μg Week 24 Double Blinded Phase En d  of St ud y ReOpen1 and ReOpen2 Trial Design Summary Randomized, double‐blind, EDS‐placebo‐controlled, parallel‐group, multicenter studies to evaluate efficacy  and safety of XHANCE 186 μg (1 spray) and 372 μg (2 sprays) BID in subjects with CS Week 4 ReOpen1 Enrolled 332 patients with CS of which 205 Evaluable Subjects also had Nasal Polyps  ReOpen2 Enrolled ~210 patients with CS without Nasal Polyps 196 μg Ra nd om iz at io n    (1 :1 :1 ) Symptom Primary Imaging Primary

ReOpen1 A Landmark Phase 3 Trial in the  Treatment of Chronic Sinusitis: Design and Top‐Line Results

16 Re‐Open 1: Disposition and Baseline Characteristics EDS Placebo XHANCE 186 mcg XHANCE 372 mcg Subjects Randomized 112 111 109 Subjects Who Completed Study 96 102 101 Subjects Discontinuing Early* 16 9 8 Full Analysis Set 110 110 107 Evaluable subjects with NP 69 69 67 Evaluable subjects without NP 41 41 40 Mean Baseline CSS Score 5.77 5.42 5.48 Mean Baseline APOV 68.94 68.88 68.95 Mean Baseline SNOT‐22 Score 48.0 50.94 50.81 APOV (average percent of opacified volume); CSS (composite symptom score); SNOT‐22 (Sino‐Nasal Outcome Test, 22 item) * Lack of efficacy was the most common reason for early discontinuation .

ReOpen-1: Combined Symptom Score Coprimary Endpoint


LS Mean Change in CSS from Baseline to Week 4
CSS Point Reduction
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
-1.6
-1.8
-2.0
N = 110
N = 110
N = 107
-0.62
-1.58‡
-1.60‡
EDS-placebo BID
OPN-375 186 µg BID
OPN-375 372 µg BID

Summary

- Magnitude of improvement comparable to NAVIGATE I and II
- Treatment with XHANCE improved CSS and each of the four cardinal symptoms at week 4

BID, twice daily; CSNS, composite symptom nasal score.

‡$P \leq .001$ vs EDS-placebo

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ReOpen-1: Average Percent Opacified Volume (Ethmoid and Maxillary)

Objective CT scan Coprimary Endpoint

Summary

- First phase 3 trial to demonstrate statistically significant improvement in sinus opacification with a nasal treatment
- Represents an average ~20% increase in sinus patency for patients treated with XHANCE

LS Mean Change in APOV of the Ethmoid and Maxillary Sinuses from Baseline to Week 24



Percent Reduction
0
-1
-2
-3
-4
-5
-6
-7
N = 110
N = 110
N = 107
-1.60
-5.58*
-6.20*
EDS-placebo BID
OPN-375 186 µg BID
OPN-375 372 µg BID

APOV, average percent of opacified volume; BID, twice daily;.

*P ≤ .05 vs EDS placebo.

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19 Illustration of APOV Improvement (Patient Receiving XHANCE 186 µg BID)  6.4%  Improvement Week 24Baseline Images reflect individual results and results and may not be representative of results generally.

20 Illustration of APOV Improvement (Patient Receiving XHANCE 372 µg BID) Week 24Baseline 7.0%  Improvement Images reflect individual results and results and may not be representative of results generally.

21 Secondary Endpoints and Subgroup Analysis Top‐line results are limited: full analysis is still ongoing   Four defining symptoms of Chronic Sinusitis ‐ XHANCE‐ treated patients had statistically significant improvement  over EDS‐placebo treated patients on each of the four  symptoms (congestion, rhinorrhea, facial pain/pressure,  and sense of smell) at week 4  Acute Exacerbations ‐ XHANCE‐treated patients had a  reduced occurrence of acute disease exacerbation which  reached statistical significance in the high dose group   SNOT‐22 ‐ XHANCE‐treated patients had statistically  significant improved SNOT‐22 scored by week 4 compared  to EDS‐placebo treated patients  CSS Outcome – the subgroup of chronic sinusitis patients  without nasal polyps receiving XHANCE and the subgroup  with concomitant nasal polyps receiving XHANCE had  statistically significant improvement in CSS over EDS‐placebo  treated patients  APOV Outcome – the subgroup of chronic sinusitis patients  without nasal polyps receiving XHANCE was not statistically  different from those receiving EDS‐placebo and the  subgroup with concomitant nasal polyps receiving XHANCE  was statistically significantly improved over EDS‐placebo  patients Secondary Endpoints  Exploratory and Subject to Nominal Statistical Testing Subgroup Analyses  Exploratory and Nominal Statistical Testing Underpowered to Detect Statistically Significant Differences

22 AEs Occurring in ≥3% of Patients and More Common Than Placebo Adverse Event (AE) EDS‐placebo BID (N =112)  n (%) XHANCE 186 mcg BID (N =111) n (%) XHANCE 372 mcg BID (N =109) n (%) Epistaxis 1 (0.9) 5 (4.5) 13 (11.9) Nasopharyngitis 3 (2.7) 6 (5.4) 3 (2.8) Asthma 1 (0.9) 5 (4.5) 4 (3.7) Nuclear Cataract 0 5 (4.5) 4 (3.7) Cortical Cataract 1 (0.9) 6 (5.4) 2 (1.8) Subcapsular Cataract 2 (1.8) 1 (0.9) 1 (0.9)

Additional Phase 3b Clinical Trial Data Expected in Q2 2022

ReOpen·1 study

Recruitment Completed July 2021

Top-line results presented in Q1 2022

ReOpen·2 study

Recruitment Completed October 2021

Top-line results expected in Q2 2022

ReOpen1 ClinicalTrials.gov Identifier: NCT03781804 Enrolled 332 patients with CS of which 205 Evaluable Subjects had Nasal Polyps
ReOpen2 ClinicalTrials.gov Identifier: NCT03781804 Enrolled ~210 patients with CS without Nasal Polyps

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Additional Financial Information

25 XHANCE Net Revenue per Prescription  $198 $185 $219 2019 2020 2021 ($ ) XHANCE Net Revenue per Prescription  XHANCE net revenue per prescription ($/TRx)  increased 11% from 2019 to 2021     In response to the COVID‐19 pandemic,  Optinose offered the XHANCE ASSIST program  in Q2 and Q3 2020   Commercially insured patients were  eligible to receive 3 prescriptions of  XHANCE for $0 out of pocket   ASSIST drove the XHANCE $/TRx change  from $198 in 2019 to $185 in 2020  The absence of the XHANCE ASSIST program  and changes to our co‐pay assistance in 2021  drove the XHANCE $/TRx change from $185 in  2020 to $219 in 2021   +19% ‐6%

26 XHANCE Gross Margin Percentage and Consistent R&D plus SG&A Expense Has Enabled  Revenue Growth to Translate to Decreasing Operating Loss  ($000s) 2019 2020 2021 XHANCE Net Revenue 30,401 48,357 73,652 Licensing Revenues 4,230 750 1,000 Total Revenues 34,631 49,117 74,652 Cost of Product Sales 5,294 7,520 9,151 Gross Margin % 1 86.1% 84.4% 87.6% Research and Development 20,783 23,378 25,318 Selling, General and Administrative  104,155 105,438 106,633 Total SG&A + R&D 124,938 128,816 131,951 Loss from Operations (95,601) (87,219) (66,450) 1 Gross margin %  as shown is calculated as (XHANCE Net Revenues – Cost of Product Sales)/(XHANCE Net Revenues) The Chronic Sinusitis Development Program Drove ~$23 Million of R&D Expenses in 2021

27 Full Year 2022 Financial Guidance  XHANCE Net Revenue ‒ Expected to be at least $90 million  XHANCE Average Net Revenue per Prescription ‒ FY 2022 expected to exceed $210  Operating Expense (GAAP)  ‒ Expected to be between $135 – $140 million; approximately $10 million of  which represents stock‐based compensation

28 Investor Relations – NASDAQ: OPTN Optinose Investor Contact Jonathan Neely,  VP, Investor Relations and Business Development  267‐521‐0531  Investors@optinose.com At 31 December 2021: – $111 million in cash – Long‐term debt: $130 million – 82.2 million common shares o/s – 12.4 million options, warrants & RSUs o/s 1 ‐ Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts  are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution  imply its endorsement of or concurrence with such information, conclusions or recommendations.  investors@optinose.com www.optinose.com @optinose Analyst Coverage 1 BMO: Gary Nachman Cantor Fitzgerald: Brandon Folkes Cowen: Ken Cacciatore Jefferies: David Steinberg  Piper Sandler: David Amsellem

Building a Leading ENT / Allergy  Specialty Company Co r p o r a t e  P r e s e n t a t i o n Ma r c h   8 ,   2 0 2 2

30 Key Takeaways and Q4 2021 Highlights Consistent Commercial Execution Driving Q4 2021 Growth  FY 2022 Revenue Guidance Implies Y/Y Growth of at least 22% Positive Top‐Line Results from ReOpen1 Reported in 1Q2022 +44% XHANCE Net  Revenue Growth  Q4 2021/Q4 2020 $240 XHANCE Net  Revenue per TRx  in Q4 2021 $111M  Cash and equivalents  as of  December 31, 2021 +27% XHANCE TRx Growth  Q4 2021/Q4 2020 +21% XHANCE  NRx Growth  Q4 2021/Q4 2020 Top‐Line Data from ReOpen2 Expected in Q2 2022